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                                                                   EXHIBIT 10.98


                                 EXHIBIT IV-B

                          [FORM OF SECOND AMENDMENT TO
                          COMPANY SECURITY AGREEMENT]


          THIS SECOND AMENDMENT TO COMPANY SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of this ____ day of November, 1997, by and between SAHARA LAS VEGAS CORP., a Nevada corporation ("GRANTOR"), and SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("SUNAMERICA"), as Collateral Agent on behalf of itself and each of the Holders ("SECURED PARTY").


                                R E C I T A L S
                                - - - - - - - -

          A. Pursuant to that certain Note Purchase Agreement dated as of January 16, 1996, by and among Santa Fe Gaming Corporation (formally Sahara Gaming Corporation) ("SGC"), Grantor and SunAmerica (the "ORIGINAL NOTE PURCHASE AGREEMENT"), Company issued and sold to SunAmerica certain 12% Notes Due December 15, 1999 in a principal amount up to $20,000,000 (the "ORIGINAL NOTES"), which Original Notes were secured by, among other things, that certain Security Agreement dated as of January 16, 1996 between Grantor and Collateral Agent (the "ORIGINAL COMPANY SECURITY AGREEMENT").

          B. Pursuant to that certain Amended and Restated Note Purchase Agreement dated as of July 29, 1997, by and among SGC, Grantor, Collateral Agent, and SunAmerica, Inc. (the "AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), (i) Company issued and sold to the Holders, in addition to the Original Notes, certain additional Notes in a principal amount up to $15,000,000 (the "EXISTING NOTES"), and (ii) SGC and Company agreed that the Existing Notes would be secured by, among other things, the Collateral pursuant to the Original Company Security Agreement, as amended by that certain First Amendment to Company Security Agreement dated as of July 29, 1997 (as so amended, the "COMPANY SECURITY AGREEMENT").

          C. Pursuant to that certain Second Amended and Restated Note Purchase Agreement of even date herewith, by and among SGC, Grantor, Collateral Agent, SunAmerica, Inc. ("SAI") and Credit Suisse First Boston Mortgage Capital LLC ("CSFB") (the "NOTE PURCHASE AGREEMENT"), (i) Company restructured the Notes issued to SunAmerica pursuant to the Original Note Purchase Agreement and the Amended and Restated Note Purchase Agreement and agreed to issue and sell (x) to CSFB certain Tranche A Notes in a principal amount up to $37,000,000, and (y) to issue to SunAmerica certain Tranche B Notes in a principal amount up to $20,500,000, and (ii) SGC and Company agreed that the Tranche A Notes and Tranche B Notes would be secured by, among other things, the Collateral

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pursuant to the Company Security Agreement. All terms not otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement.

          D. The parties hereby desire to amend the Company Security Agreement as necessary to account for the Tranche A Notes and Tranche B Notes and to conform the Company Security Agreement to the Note Purchase Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby amend the Company Security Agreement as follows:

          1. All references in the Company Security Agreement to the term "Note Purchase Agreement" shall be deemed to refer to the Note Purchase Agreement.

          2. All references in the Company Security Agreement to the term "Notes" shall be deemed to refer to the Tranche A Notes and the Tranche B Notes, collectively.

          3. Section 13(d) of the Company Security Agreement is hereby amended by deleting all references to "Section 7(b)" and substituting "Section 13(b)" therefor. Section 13(d) of the Company Security Agreement is hereby further amended by deleting all references to "Section 7(c)" and substituting "Section 13(c)" therefor.

          4. Except as expressly amended and modified hereby, the Company Security Agreement shall remain in full force and effect.

          5. The provisions of this Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto.

          6. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signatures and acknowledgments thereto, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed by other parties to this Amendment attached thereto.

          7. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Nevada, without regard to conflicts of laws principles.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                         "GRANTOR"

                         SAHARA LAS VEGAS CORP.,
                         a Nevada corporation



                         By: Thomas K. Land
                            _____________________________

                         Its: Treasurer & Asst. Secretary
                             _____________________________



                         "SECURED PARTY"

                         SUNAMERICA LIFE INSURANCE COMPANY,
                         an Arizona corporation


                         By: Stephen P. Hanover
                            _____________________________

                         Its: Authorized Agent
                             ____________________________

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